                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2003

                                West Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  000-21771                   47-0777362

          (Commission File Number) (I.R.S. Employer Identification No.)

                11808 Miracle Hills Drive, Omaha, Nebraska 68154
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (402) 963-1500

Item 7.       Financial Statements and Exhibits.
              ----------------------------------

         (c)  Exhibits

         99.1 Press release, dated April 22, 2003, reporting results of operations for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition).

     The information contained in this Item 9 of this Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with our Release No. 33-8216.

     On April 22, 2003, West Corporation (the "Company") issued a press release reporting results of operations for the quarter ended March 31, 2003 and announcing the Company's conference call to discuss earnings scheduled for April 23, 2003 at 10:00 a.m. Central Time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WEST CORPORATION

Dated: April 24, 2003                               By: /s/ Paul M. Mendlik
                                                        ----------------------
                                                        Paul M. Mendlik
                                                        Chief Financial Officer

                                  Exhibit Index
                                  -------------


Exhibit No.                       Description
-----------                       -----------

99.1 Press release, dated April 22, 2003, reporting results of operations for the quarter ended March 31, 2003.